ARROW RESERVE CAPITAL MANAGEMENT ETF

a series of

ARROW INVESTMENTS TRUST

6100 Chevy Chase Dr., Suite 100

Laurel, MD 20707

NOTICE OF ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

April 15, 2019

Dear Shareholder,

This notice is being furnished to the shareholders of the Arrow Reserve Capital Management ETF (the “Fund”), a series of Arrow Investments Trust, a Delaware statutory trust (the “Trust”), to inform shareholders of the approval of an amended and restated investment sub-advisory agreement (the “Amended Sub-Advisory Agreement”) between the Fund and Halyard Asset Management LLC, the Fund’s current investment sub-adviser (the “Sub-Adviser”). The Amended Sub-Advisory Agreement will become effective on May 6, 2019. The Fund’s Information Statement accompanies this Notice.

As discussed in more detail in the Information Statement, at in-person meetings held on September 28, 2018 and March 26, 2019, the Board of Trustees of the Fund (the “Board”) approved the Amended Sub-Advisory Agreement. The Board also authorized the recommendation of the approval of the Amended Sub-Advisory Agreement to the Fund’s shareholders. After considering the Board’s recommendation, the holders of a majority of the Fund’s outstanding voting securities as of March 26, 2019 approved the Amended Sub-Advisory Agreement by written consent.

The Board is not soliciting your proxy or consent in connection with the Amended Sub-Advisory Agreement. Pursuant to the regulations of the Securities and Exchange Commission (the “Commission”), this Information Statement must be sent to shareholders at least 20 calendar days prior to the earliest date on which the Amended Sub-Advisory Agreement may take effect. You are urged to read the Information Statement in its entirety for a description of the action taken by certain shareholders representing a majority of the outstanding voting securities shares of the Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

Joseph Barrato

President and Principal Executive Officer

Arrow Investments Trust

ARROW RESERVE CAPITAL MANAGEMENT ETF

a series of

ARROW INVESTMENTS TRUST

6100 Chevy Chase Dr., Suite 100

Laurel, MD 20707

______________________________________

INFORMATION STATEMENT

______________________________________

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Introduction

This Information Statement is being furnished to the shareholders of the Arrow Reserve Capital Management ETF (the “Fund”), a series of Arrow Investments Trust, a Delaware statutory trust (the “Trust”), to inform shareholders of the approval of an amended and restated investment sub-advisory agreement (the “Amended Sub-Advisory Agreement”) between the Fund and Halyard Asset Management LLC, the Fund’s current investment sub-adviser (“Halyard” or the “Sub-Adviser”). The Amended Sub-Advisory Agreement will become effective on May 6, 2019 (the “Effective Date”). This Information Statement is being made available on or about April 17, 2019 to the Fund’s shareholders of record at the close of business on March 26, 2019 (the “Record Date”).

Background

Halyard currently serves as the Fund’s investment sub-adviser pursuant to the investment sub-advisory agreement, dated as of March 15, 2017 (the “Current Sub-Advisory Agreement”), between the Arrow Investment Advisors, LLC (the “Adviser”) and Halyard, with respect to the Fund. In consideration of the advisory services provided by the Sub-Adviser to the Fund, the Sub-Adviser is entitled to a fee based on the Sub-Adviser’s average daily net assets. Since April 1, 2018, Halyard has waived fees voluntarily so that expenses do not rise above 0.10% of average daily net assets until May 30, 2019. At a meeting of the Board of Trustees of the Fund (the “Board”) held on September 28, 2018, the Adviser proposed an amendment to the Current Sub-Advisory Agreement that would formally reduce Halyard’s fee to 0.10% and remove all breakpoints.

At in-person meetings of the Board held on September 28, 2018 and March 26, 2019, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Trustees”), approved the Amended Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the Fund. After considering the Board’s recommendation, pursuant to Article VII, Section 1 of the Fund’s Amended and Restated Declaration of Trust and the requirements of the 1940 Act, the holders of a majority of the Fund’s outstanding voting securities as of the Record Date approved the Amended Sub-Advisory Agreement by written consent.

As discussed below, the Amended Sub-Advisory Agreement will be identical in all material respects to the Current Sub-Advisory Agreement, except as follows: (i) the Sub-Adviser has a contractual duty to comply and act in accordance with the Trust’s compliance manual, (ii) the definition of “trade error” has been removed, (iii) the investment sub-advisory fee has been lowered and breakpoints removed, and (iv) the date of execution, effectiveness, and expiration are changed. A marked copy of the Amended Sub-Advisory Agreement is attached hereto as Annex A.

Information Regarding Halyard

Halyard’s headquarters is located at 707 Westchester Avenue, Suite 206, White Plains, New York 10604. Halyard was formed as a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Principal Executive Officer and Directors of Halyard

The name, address and principal occupation of the principal executive officer and each general partner of Halyard are set out in the table below.

Name and Address*	Principal Occupation
Steven Henry Boyd	Managing Member
James Russell Dailey	Chief Financial Officer
Michael Joseph Kastner	Managing Member
Saleemah Ahamed Hassanali	Chief Compliance Officer

*The address of each individual and listed above is c/o Halyard Asset Management LLC, 707 Westchester Avenue, Suite 206, White Plains, New York 10604.

Halyard is wholly owned by two individuals, Steven Henry Boyd and Michael Joseph Kastner and a domestic entity, Dunn Capital Management, LLC.

Information Regarding Similar Funds

The Sub-Adviser does not currently manage any other series of the Trust.

Current Sub-Advisory Agreement

Halyard currently serves as the Fund’s investment sub-adviser pursuant to the terms of the Current Sub-Advisory Agreement and subject to the oversight of, and any policies established by, the Board. The Current Sub-Advisory Agreement, dated March 15, 2017 was initially approved by the Board on March 21, 2017, and was most recently renewed at a meeting of the Board on September 28, 2018. The Current Sub-Advisory Agreement was approved by the sole shareholder of the Fund on March 30, 2017 prior to the Fund’s commencement of operations on March 30, 2017. Under the Current Sub-Advisory Agreement, the Sub-Adviser manages the assets of the Fund subject to the supervision of the Fund’s investment adviser and the Board.

Under the Current Sub-Advisory Agreement, the Adviser is entitled to a monthly fee consisting of 0.15% of average daily net assets, when assets under management are below $150 million, and 0.10% of average daily net assets when assets under management surpass $150 million.

Amended Sub-Advisory Agreement

The Amended Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement, except as follows: (i) the Sub-Adviser has a contractual duty to comply and act in accordance with the Trust’s compliance manual, (ii) the definition of “trade error” has been removed, (iii) the investment sub-advisory fee has been lowered to 0.10% and breakpoints removed, and (iv) the date of execution, effectiveness, and expiration are changed. More information on each change is detailed below:

(i)        The addition contractual of a contractual duty to comply and act in accordance with the Trust’s compliance manual clarifies the Sub-Adviser’s duty to act in accordance with the Trust’s compliance manual in its day-to-day management of the Fund.

(ii)        The removal of the definition of “trade error” permits the resolution of trade errors on a case-by-case basis as between the Adviser and the Sub-Adviser.

(iii)       The Amended Sub-Advisory Agreement will result in a change in advisory fee from 0.15% or 0.10%, depending on asset levels, to 0.10% at all asset levels. Halyard has been voluntarily waiving fees over 0.10% since April 1, 2018. For the fiscal year ended January 31, 2019, Halyard collected a total of $117,905.34 in sub-advisory fees under the Current Sub-Advisory Agreement, which reflects a 15% sub-advisory fee. The amount that the Sub-Adviser would have received under the Amended Sub-Advisory Agreement, had it been in effect for the fiscal year ended January 31, 2019, is $ 78,603.56 or 10%. The difference in these amounts as a percentage of the sub-advisory fees actually earned in the fiscal year ended January 31, 2019 is 5%.

(iv)        With respect to the Fund, the Amended Sub-Advisory Agreement will continue in force for an initial period of two years from the effective date, and from year to year thereafter, provided its continuance is specifically approved at least annually by the Board, including a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Amended Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Amended Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, provides that Halyard shall not be subject to any liability in connection with its performance of services thereunder in the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties. A marked copy of the Amended Sub-Advisory Agreement is attached hereto as Annex A.

No fees were paid by the Fund to Halyard, its affiliated persons or any affiliated person of such person during the most recent fiscal year for services provided to the Fund (other than under the investment advisory contract or for brokerage commissions).

Board Approval and Recommendation

At an in-person meeting held on March 26, 2019 the Board, including a majority of the Independent Trustees, approved the Amended Sub-Advisory Agreement for the Fund and recommended that shareholders of the Fund approve the Amended Sub-Advisory Agreement. A summary of the Trustees’ considerations is provided below in the section entitled “Board Considerations.”

Shareholder Approval

On March 26, 2019, after considering the Board’s recommendation, pursuant to Article VII, Section 1 of the Fund’s Amended and Restated Declaration of Trust and requirements of the 1940 Act, the holders of a majority of the Fund’s outstanding voting securities as of the Record Date approved the Amended Sub-Advisory Agreement by written consent.

Board Considerations

At in-person meetings held on September 28, 2018 and March 26, 2019, the Board, including all of the Independent Trustees (for the purposes of this section, the “Board”), considered the approval of the Amended Sub-Advisory Agreement. The Board was assisted by counsel throughout the review process. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Amended Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Amended Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees discussed that Halyard is a research-oriented, SEC registered investment adviser that specialized in the management of fixed income assets. They noted the quality and consistency of the persons at Halyard providing services to the Fund. They noted there had been no material compliance issues since hiring Halyard, and the Adviser was satisfied with Halyard’s services. The Trustees concluded that Halyard had the ability to continue to provide a level of service consistent with the Board’s expectations.

Performance. The Board considered the nature and extent of the Sub-Adviser's past performance, as well as other factors relating to its track record. The Board discussed the one, five and ten year periods and the since inception of strategy, as well as the Fund’s 1 year performance, noting that the Fund outperformed its stated benchmark for the one-year period.

Fees and Expenses. The Board discussed that the Sub-Advisory Agreement provided for an annual fee of up to 0.15% of average net assets up to $150 million, and 0.10% of assets above $150 million, for the management of the Fund although Halyard had been waiving a portion of its fee. The Trustees concluded that the sub-advisory fee was reasonable in light of the quality of the services the Fund received from the Sub-Adviser, the level of fees paid by other clients of the Sub-Adviser, and the allocation of duties between the Adviser and Sub-Adviser. The Trustees further concluded that a fee of 0.10% on all assets, as proposed by the Adviser, would also be reasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized with respect to the management of the Fund. The Trustees agreed that this was primarily an Adviser level issue and was considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense including the breakpoint in the sub-advisory fee. They agreed that a lower total fee, without a breakpoint, as proposed by the Adviser, was acceptable.

Profitability. The Board considered the profits expected to be realized by the Sub-Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees concluded that, based on the modest amount of fees paid to the Sub-Adviser, the Sub-Adviser's level of profitability from its relationship to the Fund was not excessive.

Conclusion. In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved renewal of the Sub-Advisory Agreement and concluded that the sub-advisory fee was reasonable in light of such services and such other matters as the Trustees have considered relevant in the exercise of their reasonable judgment.

Additional Information about the Fund

The Fund is a diversified series of Arrow Investments Trust, a Delaware statutory trust organized on August 2, 2011. The Trust’s principal executive offices are located at 6100 Chevy Chase Dr., Suite 100, Laurel, MD 20707. The investment adviser for the fund is Arrow Investment Advisors, LLC, located at 6100 Chevy Chase Dr., Suite 100, Laurel, MD 20707. The Fund is sub-advised by Halyard. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130, is the principal underwriter and distributor for the Fund. Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 provides the Funds with accounting and administrative services. Brown Brothers Harriman and Co., located at 40 Water Street, Boston, Massachusetts 02109, is the Fund’s transfer agent and custodian.

Security Ownership of Management and Certain Beneficial Owners

As of the Record Date, to the best knowledge of the Trust, as a group, the Trustees and officers of the Fund owned less than 1% of the shares of the Fund.

To the knowledge of the Fund, the following shareholder(s) or “group,” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), are beneficial owners of more than 5% of the outstanding Shares as of the Record Date based on public filings and/or information provided by such persons.

Name and Address	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Reports to Shareholders

The Fund’s annual and semi-annual reports are available upon request and without charge by writing to the Fund at Arrow Reserve Capital Management ETF, c/o Gemini Fund Services, LLC, 80 Arkay Dr., Hauppauge, New York 11788, or by calling toll-free 1-877-277-6933. You may also access and download these reports at the Fund’s website: www.ArrowFunds.com.

Householding

If you and another shareholder share the same address, the Trust may only send one Notice of Internet Availability of Information Statement (or if requested, only one paper copy of the full Information Statement) unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Notice of Internet Availability of Information Statement (or if requested, a paper copy of the full Information Statement), and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate copy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-877-277-6933, or write the Trust at c/o Gemini Fund Services, LLC, 80 Arkay Dr., Hauppauge, New York 11788.

ARROW RESERVE CAPITAL MANAGEMENT ETF

a series of

ARROW INVESTMENTS TRUST

6100 Chevy Chase Dr., Suite 100

Laurel, MD 20707

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

April 15, 2019

This Notice of Internet Availability of the Information Statement is being mailed on or about April 17, 2019. The full Information Statement will be available for printing on the website of Arrow Reserve Capital Management ETF (the “Fund”) at www.ArrowFunds.com until at least 90 days from the date of this Notice and the Information Statement.

We are notifying you of the approval of an amended and restated investment sub-advisory agreement (the “Amended Sub-Advisory Agreement”) between the Fund and Halyard Asset Management LLC, the Fund’s current investment sub-adviser (the “Sub-Adviser”). The Amended Sub-Advisory Agreement will become effective on May 6, 2019.

This Notice of Internet Availability of Information Statement presents only an overview of the more complete Information Statement that is available to you on the internet relating to the Fund. We encourage you to access and review all of the important information contained in the full Information Statement.

A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Fund at Arrow Reserve Capital Management ETF, c/o Gemini Fund Services, LLC 80 Arkay Dr., Hauppauge, New York 11788, or by calling toll-free 1-877-277-6933. If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one. If you have any questions about this Notice of Internet Availability of Information Statement, please contact your financial adviser (if applicable) or contact the Fund at the appropriate phone number provided above.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the           day of                       , 2019, by and between ARROW INVESTMENT ADVISORS, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and HALYARD ASSET MANAGEMENT LLC, (the “Subadviser”) a limited liability company under the laws of the State of Delaware , and also registered under the Advisers Act with respect to the Arrow Reserve Capital Management ETF (the “Fund”), a series of the ARROW INVESTMENTS TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”), been retained to act as investment adviser for the Funds;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for the Fund’s assets, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to the Fund:

1.                  [Reserved].

2.                  Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage all of the assets of the Fund (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets, provided that the Subadviser’s duties should not extend to compliance, managerial, or other aspects of the Fund except for the investment management services subject to investment policy parameters described in the Fund’s Prospectus. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Trust cannot object to such activities.

3.                  Duties of Subadviser.

(a)               Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the

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Fund’s prospectus and statement of additional information as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time (collectively referred to hereinafter as the “Prospectus”) and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

(b)               Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement as specified in paragraph 2, the Subadviser, shall act in conformity with the Prospectus and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws and the Prospectus, the instructions and directions received in writing from the Adviser or the Trustees of the Trust or the 1940 Act, the Code, and all other applicable federal and state laws and regulations. The Subadviser shall comply and act in accordance with the Trust’s compliance manual, as may be updated from time to time. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations, and the Subadviser is only obligated to comply with this subsection (b) with respect to the services provided by Subadviser with respect to the Subadviser Assets as specified in paragraph 2. The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Code. In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under either Subchapter M or Section 817(h). If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

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The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus or in the Trust’s Registration Statement on Form N-1A.

(c)               Voting of Proxies. The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser. The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto. If both the Subadviser and another entity managing assets of the Fund have invested the Fund’s assets in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the Fund’s security.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d)               Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in--fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(e)               Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain

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accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is required to provide notice to the Adviser or the Trust’s Board of Trustees upon establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund’s account with Brokers selected by the Subadviser. In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for a Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of each Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. Notwithstanding the foregoing, neither the Trust, the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

(f)                Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other

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instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets or (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(g)               Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(h)               Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(i)                 Custody Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with

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respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements. The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets. The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of the Fund. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

4.                  Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

5.                  Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of the purchase or sale of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Subadviser shall reimburse the appropriate Fund for any loss that directly results from a trade error made by the Subadviser. Any gain which directly results from a trade error shall be returned to the Fund. For the purposes of this agreement, “trade error” is defined as situations where the transaction was incorrectly executed: (i) in the wrong security; (ii) on the wrong side of the market; (iii) outside of the price instructions; (iv) for a quantity greater than

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specified in the instructions; or (v) duplicating a prior execution of the same original order. For the purposes of this agreement, “trade errors” shall not include (i) good faith errors in judgment in making investment decisions for the Fund(s), (ii) errors caught and corrected before execution, or (iii) errors made by persons, acting upon good instructions from the Subadviser, other than the Subadviser (e.g. the executing broker). The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

6.                  Investment Analysis and Commentary. The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) within 10 days after the end of the month during the term of this Agreement. The subject of the Investment Report shall be mutually agreed upon. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser, unless otherwise agreed upon. The Adviser is freely able to publicly distribute the Investment Report.

7.                  Compensation. For the services provided pursuant to this Agreement, the Subadviser is entitled to the fee listed for the Fund on Exhibit A hereto. Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Funds’ Prospectus. If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

8.                  Non-Exclusivity. Subadviser is not precluded from providing similar or the same investment services that Subadviser provides to the Fund to any other person or entity, including one or more other regulated investment companies defined by the IRS under subchapter M; provided, that Subadviser shall give Adviser notice of any such additional advisory relationships.

9.                  Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a)               The Subadviser is registered as an investment adviser under the Advisers Act;

(b)               The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

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(c)               The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d)               The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

10.              Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a)               The Adviser is registered as an investment adviser under the Advisers Act;

(b)               The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)               The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)               The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)               The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement;

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(f)                The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of each of the Trust’s mutual fund series, including without limitation the Adviser’s entering into and performing this Agreement; and

(g)               The Trust and the Fund have been properly formed according to all applicable laws and regulations and will be administered in accordance with all applicable law.

11.              Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser, the Adviser and the Trust pursuant to the recitals above and Sections 9 and 10, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

12.              Liability and Indemnification.

(a)               Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, any other subadviser to the Fund, the Trust or a Fund or any of a Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 10(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

(b)               Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

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The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

The Trust shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Trust’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

(c)               The Subadviser shall not be liable to the Adviser for any acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

(d)               In no event will either party be liable for any indirect, incidental, special, exemplary or consequential damages, however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), arising in any way in connection with or out of this agreement, even if advised of the possibility of such damage. excluding claims brought pursuant to section 12(b) indemnification), either party’s total cumulative liability in connection with this agreement, whether in contract or tort or otherwise, will not exceed the subadvisory fees actually paid to Halyard hereunder for the most recent consecutive six month period. In jurisdictions where limitation of liability for consequential or incidental damages is not permitted, each party’s liability is limited to the maximum extent permitted by law. Each party acknowledges and agrees the limitations on liability and remedies stated in this section constitute part of the consideration without neither Halyard nor the Adviser would enter into this agreement. This section shall survive any termination of this agreement.

13.              Duration and Termination.

(a)               Duration. Unless sooner terminated, this Agreement shall continue for a period of two years following the effective date of this Agreement, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)               Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

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(i)                 By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Funds (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 90 days’ written notice to the Subadviser;

(ii)              By any party hereto immediately upon written notice to the other parties in the event of a breach of any provision of this Agreement by either of the other parties; or

(iii)            By the Subadviser upon not more than 90 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

14.              Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

15.              Reference to Adviser and Subadviser.

(a)               The Subadviser grants the Advisor non-exclusive rights to use, display and promote trademarks and name of the Subadviser in conjunction with any activity associated with the Fund. In addition, the Advisor may promote the identity of and services provided by the Subadviser to the Advisor, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Subadviser. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund. The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner. Subsequent advertising or promotional materials having substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser's consent unless such consent is withdrawn in writing by the Subadviser.

(b)               The Subadviser’s grant of the right to use, display and promote the name and trademarks of Subadviser shall terminate immediately upon termination of this Agreement. This Section 15(b) shall apply specifically (without limitation) to the use of the Subadviser’s name within the name of the Fund. This Section 15(b) shall survive the termination of this Agreement.

(c)               Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus

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and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

16.              Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Funds (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

17.              Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

(a)               Authorized. The Adviser or the Trust has authorized such disclosure;

(b)               Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)               Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)               Already Known. Such information already was known by the party prior to the date hereof;

(e)               Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)                Independently Developed. The party independently developed such information.

In addition, the Subadvisor and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Subadvisor agrees, consistent with its Code of Ethics, it nor its officers, directors or employees may engage, in personal securities transactions based on non-public information about the Fund’s portfolio holdings.

18.              Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following

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addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)               If to the Subadviser:

Michael J. Kastner

Halyard Asset Management LLC

707 Westchester Ave

White Plains, NY 10604

(b)               If to the Adviser:

Jacob Griffith, President
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive, Suite 100
Laurel, MD 20707
Phone: (301) 260-0163

(c)               If to the Trust:

Joseph Barrato, President
Arrow Investments Trust
6100 Chevy Chase Drive, Suite 100
Laurel, MD 20707
Phone: (301) 260-1001

19.              Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

20.              Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

21.              Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

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22.              Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

23.              Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

24.              Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

25.              Agreements with Administrators. Subadviser shall promptly notify Adviser in writing if Subadviser or any affiliate shall engage Gemini Fund Services or any affiliate thereof as administrator to a fund or other pooled investment vehicle.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER

ARROW INVESTMENT ADVISORS, LLC

By:
Name:
Title:

SUB-ADVISER

HALYARD ASSET MANAGEMENT LLC

By:
Name:
Title:

Attested to by:

ARROW INVESTMENTS TRUST, on behalf of,
ARROW RESERVE CAPITAL MANAGEMENT ETF

By:
Name:
Title:

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Exhibit A

Assets under Management (AUM) Annual Fee (bps)
10

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